UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-02333

New Perspective Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Brian C. Janssen

New Perspective Fund

6455 Irvine Center Drive

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

New Perspective Fund® Annual report for the year ended September 30, 2021

Tap into the
growth potential of
global equities

New Perspective Fund seeks to provide you with long-term growth of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 and Class A shares at net asset value. If a sales charge (maximum 5.75% for Class A shares) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

See page 4 for Class F-2 and Class A share results with relevant sales charges deducted and fund expenses. For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratios are 0.52% for Class F-2 shares and 0.72% for Class A shares as of the prospectus dated December 1, 2021 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Investment portfolio

14	Financial statements

38	Board of trustees and other officers

Fellow investors:

Global stocks rallied as the world economy gradually emerged from pandemic-induced lockdowns. With markets hitting a series of new highs during the 12-month period, New Perspective Fund generated strong results.

The fund returned 29.60% for the fiscal year ended September 30, 2021, exceeding the 27.44% increase recorded by its primary benchmark, the MSCI ACWI (All Country World Index). The fund’s return includes a dividend of approximately 19 cents per share and a capital gain of approximately $2.42 per share paid in December 2020. The fund’s results have consistently outpaced those of its benchmark index, as shown in the chart below.

Economies reopen, markets rebound

World equity markets rallied during the October-to-September period, boosted by strong corporate earnings and massive government stimulus measures designed to counter the impact of COVID-19. The world’s largest economies reopened amid the fastest vaccine rollout in history. Pent-up demand fueled a sharp rise in manufacturing activity and retail sales, even as large segments of the labor force continued to work from home or collect enhanced unemployment benefits.

A nascent global reawakening was tempered by the emergence of the Delta variant. Some countries responded with renewed lockdowns and other measures to combat further outbreaks. Governments reacted with massive economic support. In the U.S. alone, lawmakers approved a $1.9 trillion relief package that authorized $1,400 direct payments to individuals as well as billions to pay for rental assistance, child tax credits and vaccine distribution.

Concerns about inflation, interest rates and government debt weighed on investor sentiment at times. Inflation levels moved higher, driven by strong consumer demand, labor shortages and supply chain disruptions. Market interest rates rose among speculation that the world’s major central banks may begin raising policy rates. The U.S. Federal Reserve and the European

Results at a glance

For periods ended September 30, 2021, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since Class A inception on 3/13/73)

New Perspective Fund (Class F-2 shares)[1]	29.60%	18.16%	15.66%	12.92%
New Perspective Fund (Class A shares)	29.31	17.92	15.40	12.69
MSCI ACWI (All Country World Index)[2,3]	27.44	13.20	11.90	8.97

[1]	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[2]	MSCI ACWI is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Source: MSCI.
[3]	From March 13, 1973, through December 31, 1987, the MSCI World Index was used because the MSCI ACWI did not exist. MSCI World Index results reflect dividends net of withholding taxes, and MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

New Perspective Fund	1

Central Bank pledged to keep policy rates low. However, Fed and ECB officials suggested that they may begin scaling back monetary stimulus measures in the months ahead.

All sectors rise

All major sectors in the MSCI ACWI produced double-digit returns for the 12 months. Two of the hardest hit sectors from the prior fiscal year — energy and financials — notched the biggest gains. Energy stocks soared as the global economy reopened, increasing demand for oil and gas and resulting in severe shortages at times. Financial stocks climbed on investor optimism for a rapid economic recovery and higher lending rates. Information technology stocks, a leading sector over the past decade, also generated solid gains as digitally focused, growth-oriented companies continued to benefit from a powerful shift toward e-commerce and cloud computing.

The communication services sector experienced a strong rally as customers around the world engaged with video streaming, social media and gaming sites. Online advertising activity rebounded sharply. Stocks in the industrials and materials sectors advanced on rising demand for everything from airplanes and aircraft engines to copper and iron ore. China’s continued economic growth contributed to a rapid rise in some commodities prices, driving commodity-linked stocks higher.

Consumer staples and utilities stocks lagged the overall market while still providing solid absolute returns. Both sectors rallied for a time as investors turned their focus to value-oriented and dividend-paying stocks. But investor sentiment proved to be stronger for economically sensitive stocks and growth-oriented companies, particularly banks, oil and gas producers and semiconductor manufacturers. A worldwide shortage of computer chips drove a remarkable advance in semiconductor and semiconductor-equipment stocks.

The health care sector failed to keep pace with market gains as some patients avoided seeking non-COVID-related medical services. Real estate stocks also generated below-index returns on worries about the viability of the commercial real estate industry as more people work from home. Meanwhile, consumer discretionary sector returns were bifurcated as online retailers saw activity skyrocket while many offline, brick-and-mortar retailers suffered from prolonged closures. Many old economy companies, particularly those without a significant online presence, struggled to keep pace with their tech-enabled competitors.

Inside the portfolio

Across all sectors, the fund remains invested in leading companies with potentially long growth runways. This is expressed through large positions in the information technology and consumer discretionary sectors, which account for a substantial share of the overall portfolio. The fund’s top holdings include companies in the electric vehicle, software, social media, e-commerce and semiconductor industries. Digital payment services also gained prominence in the portfolio as consumers became more comfortable with the technology. Digital transactions rose as a percentage of overall consumer spending.

Select consumer discretionary investments generated strong returns for the fund. Shares of electric vehicle maker Tesla struggled in early 2021 as chip shortages and supply chain

2	New Perspective Fund

constraints hindered production and concerns grew over tough competition in the market. However, Tesla rallied later in the year amid signs of improving sales in China and as quarterly net income surpassed $1 billion for the first time in the company’s history. Meanwhile, luxury brands Hermès and LVMH benefited from rising sales, particularly in Asia, as economies reopened and shoppers gravitated toward high-end goods.

Information technology stocks proved to be another bright spot. Shares of semiconductor equipment maker ASML surged as the company raised its long-term growth forecasts, citing robust demand for its high-priced lithography systems used in the production of advanced microchips. Shares of Taiwan Semiconductor Manufacturing also rose amid the global chip shortage. TSMC, the world’s largest contract chip maker, vowed to spend $100 billion over three years to increase global production capacity. In the communication services sector, shares of Sea advanced as the Singapore-based firm enjoyed rapid growth in its online gaming, e-commerce and digital financial services divisions.

Certain investments in the financials and health care sectors detracted over the 12-month period. The two largest relative to the index were Vertex Pharmaceuticals and London Stock Exchange Group. Vertex shares fell amid disappointing clinical trials on an experimental treatment for a rare genetic disease affecting the liver and lungs. Shares of London Stock Exchange declined on news of higher-than-expected expenses related to the acquisition of financial data provider Refinitiv. In the consumer discretionary sector, Prosus shares slipped primarily due to the company’s large ownership stake in internet firm Tencent, which was hit by tightening regulations in China. Among health care companies, Seagen shares also detracted from the fund’s results.

Looking ahead

As we head into a new year, it’s clear in hindsight that the market downturn of 2020 was short-lived and entirely COVID related. In our view, that means the strong upswing in global equity prices this year is simply a continuation of the bull market we’ve seen over the past decade. Market leadership remains essentially the same today as it was before the pandemic. And the largest gains are concentrated in a relatively small number of companies — mostly U.S.-domiciled, internet-related businesses. Even outside the U.S., the winners primarily have been tech-focused companies benefiting from the same powerful tailwinds surrounding the growth of e-commerce, cloud computing and interactive media.

This continuation of pre-COVID trends indicates we are likely in a late-cycle environment and investors should be mindful of growing risks. In particular, the ongoing war between inflation and deflation could define markets over the next decade. Going forward, the risks are clear: Global economic growth is already showing signs of slowing, especially in China. Central bankers are hinting at a gradual reduction in monetary stimulus measures. And valuations are elevated across the board, from stocks to bonds to real estate.

Against this backdrop, however, we remain optimistic about the companies selected for the fund’s portfolio through our system of fundamental, bottom-up security selection. We believe well-managed multinationals are ideally positioned to navigate turbulent times and emerge stronger on the other side. In addition, our long-term investment horizon allows us to take advantage of volatile markets and invest in companies we believe will prosper over a period of years.

We thank you for your commitment to New Perspective Fund.

Sincerely,

Joanna F. Jonsson

Co-President

Robert W. Lovelace

Co-President

November 9, 2021

For current information about the fund, visit capitalgroup.com.

New Perspective Fund	3

The value of a long-term perspective

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

The results shown are before taxes on fund distributions and sale of fund shares.

$4,000,000
1,000,000
100,000
10,000
5,000
1973[5]
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991

**Average annual total returns based on a $1,000 investment**
(for periods ended September 30, 2021)*

| | 1 year | 5 years | 10 years |
|---|---|---|---|
| **Class F-2 shares** | 29.60% | 18.16% | 15.66% |
| **Class A shares** | 21.88 | 16.53 | 14.72 |

**Assumes reinvestment of all distributions and, for Class A shares, payment of the maximum 5.75% sales charge.*

[1]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[2]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[3]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Source: MSCI.
[4]	From March 13, 1973, through December 31, 1987, the MSCI World Index was used because the MSCI ACWI did not exist. MSCI World Index results reflect dividends net of withholding taxes, and MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[5]	For the period March 13, 1973, commencement of operations, through September 30, 1973.

4	New Perspective Fund

How a hypothetical $10,000 investment has grown (from March 13, 1973, to September 30, 2021, with all distributions reinvested)

Fund results shown are for Class F-2 and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

New Perspective Fund	5

Investment portfolio September 30, 2021

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	55.64%
Eurozone*	14.56
United Kingdom	3.35
Japan	3.26
Taiwan	3.04
Switzerland	2.29
Denmark	2.16
Canada	1.85
Hong Kong	1.71
Other countries	8.56
Short-term securities & other assets less liabilities	3.58
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands and Spain.

Common stocks 96.28%	Shares	Value (000)
Information technology 24.16%
Microsoft Corp.	17,607,638	$4,963,945
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	199,168,941	4,107,072
ASML Holding NV1	3,049,271	2,249,363
ASML Holding NV (New York registered) (ADR)	1,776,747	1,323,872
PayPal Holdings, Inc.[2]	9,880,780	2,571,078
Broadcom, Inc.	3,172,963	1,538,665
Adobe, Inc.[2]	1,952,877	1,124,310
Shopify, Inc., Class A, subordinate voting shares[2]	745,426	1,010,634
Samsung Electronics Co., Ltd.[1]	15,392,286	957,997
Mastercard, Inc., Class A	2,605,713	905,954
STMicroelectronics NV1	17,842,767	777,900
Keyence Corp.[1]	1,101,340	659,907
Sinch AB1,2	26,215,526	505,184
Sinch AB2	6,877,014	129,301
TE Connectivity, Ltd.	4,346,615	596,442
SAP SE1	4,158,848	563,414
GoDaddy, Inc., Class A2	7,981,880	556,337
ServiceNow, Inc.[2]	846,278	526,613
Trimble, Inc.[2]	5,955,507	489,840
HubSpot, Inc.[2]	712,367	481,624
Apple, Inc.	3,314,211	468,961
Applied Materials, Inc.	3,466,935	446,299
Advanced Micro Devices, Inc.[2]	4,275,728	439,972
Visa, Inc., Class A	1,952,269	434,868
Smartsheet, Inc., Class A2	5,810,339	399,868
Motorola Solutions, Inc.	1,587,990	368,922
Amadeus IT Group SA, Class A, non-registered shares[1,2]	5,472,419	359,497
ON Semiconductor Corp.[2]	7,571,631	346,554
DocuSign, Inc.[2]	1,224,188	315,143
Edenred SA1	5,806,114	312,722
Fidelity National Information Services, Inc.	2,427,097	295,329
Zendesk, Inc.[2]	2,475,000	288,065
Adyen NV1,2	90,209	250,832
Micron Technology, Inc.	3,363,647	238,752
Nice, Ltd. (ADR)[3]	757,708	215,219
Hexagon AB, Class B1	13,673,586	210,685
FleetCor Technologies, Inc.[2]	788,263	205,949
Cree, Inc.[2]	2,490,664	201,071
Lightspeed Commerce, Inc. SV, subordinate voting shares (CAD denominated)[2]	1,840,529	177,601
MediaTek, Inc.[1]	5,460,000	175,994
Nexi SpA[1,2]	9,276,226	173,064
Infosys, Ltd. (ADR)	7,653,401	170,288
Tokyo Electron, Ltd.[1]	385,653	169,997
Worldline SA, non-registered shares[1,2]	2,166,435	165,291

6	New Perspective Fund

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Halma PLC[1]	4,283,211	$163,386
Dell Technologies, Inc., Class C2	1,554,358	161,715
NVIDIA Corp.	755,154	156,438
Dassault Systemes SE1	2,542,068	133,272
EPAM Systems, Inc.[2]	229,000	130,640
Alteryx, Inc., Class A2	1,386,098	101,324
Afterpay, Ltd.[1,2]	1,054,380	91,216
Intel Corp.	1,671,133	89,038
Workday, Inc., Class A2	294,791	73,665
CDK Global, Inc.	1,533,659	65,257
Ceridian HCM Holding, Inc.[2]	159,544	17,968
		34,054,314

Consumer discretionary 18.69%
Tesla, Inc.[2]	10,650,994	8,259,633
Amazon.com, Inc.[2]	1,247,835	4,099,188
LVMH Moët Hennessy-Louis Vuitton SE1	1,571,241	1,123,538
NIKE, Inc., Class B	7,658,559	1,112,252
Prosus NV, Class N1	13,087,510	1,030,749
Booking Holdings, Inc.[2]	405,387	962,336
Hermès International[1]	633,554	875,620
Home Depot, Inc.	2,484,079	815,424
Kering SA1	983,925	699,793
Royal Caribbean Cruises, Ltd.[2]	7,387,728	657,138
MercadoLibre, Inc.[2]	375,637	630,845
Hilton Worldwide Holdings, Inc.[2]	4,711,844	622,482
EssilorLuxottica[1]	2,481,509	474,505
Industria de Diseño Textil, SA1	11,530,422	419,506
lululemon athletica, inc.[2]	893,281	361,511
Renault SA1,2	8,447,694	301,336
adidas AG1	920,520	290,062
Flutter Entertainment PLC (EUR denominated)[1,2]	1,466,462	287,884
YUM! Brands, Inc.	2,339,283	286,118
Etsy, Inc.[2]	1,361,654	283,169
Hilton Grand Vacations, Inc.[2]	5,440,740	258,816
Restaurant Brands International, Inc.	4,147,163	253,765
Stellantis NV1	13,057,048	249,823
Cie. Financière Richemont SA, Class A1	2,173,650	224,132
Trip.com Group, Ltd. (ADR)[2]	6,976,414	214,525
Entain PLC[1,2]	6,084,853	174,185
Suzuki Motor Corp.[1]	3,601,325	160,523
General Motors Company[2]	2,988,287	157,513
Nitori Holdings Co., Ltd.[1]	697,700	137,260
Moncler SpA[1]	2,178,645	133,248
Galaxy Entertainment Group, Ltd.[1,2]	25,460,000	128,460
Naspers, Ltd., Class N1	654,515	107,856
Evolution AB1	670,141	101,867
Aptiv PLC[2]	646,886	96,367
Domino’s Pizza, Inc.	199,484	95,146
Melco Resorts & Entertainment, Ltd. (ADR)[2]	8,408,023	86,098
Valeo SA, non-registered shares[1]	2,101,273	58,638
Airbnb, Inc., Class A2	300,848	50,467
Wynn Macau, Ltd.[1,2]	42,245,600	35,286
Midea Group Co., Ltd., Class A1	1,361,988	14,674
ASOS PLC[1,2]	343,097	13,698
		26,345,436

Health care 11.29%
Intuitive Surgical, Inc.[2]	1,458,406	1,449,874
AstraZeneca PLC[1]	10,950,157	1,318,230
Thermo Fisher Scientific, Inc.	2,020,536	1,154,393
BeiGene, Ltd. (ADR)[2]	2,289,956	831,254
Zoetis, Inc., Class A	4,273,844	829,724
Danaher Corp.	2,327,322	708,530
Regeneron Pharmaceuticals, Inc.[2]	1,153,084	697,823
IDEXX Laboratories, Inc.[2]	1,075,315	668,738
Vertex Pharmaceuticals, Inc.[2]	3,503,479	635,496
Novo Nordisk A/S, Class B1	6,407,845	616,339

New Perspective Fund	7

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Insulet Corp.[2]	2,032,516	$577,702
Edwards Lifesciences Corp.[2]	4,875,795	551,989
NovoCure, Ltd.[2]	4,020,333	467,042
Abbott Laboratories	3,610,903	426,556
Seagen, Inc.[2]	2,445,607	415,264
Catalent, Inc.[2]	2,800,014	372,598
Pfizer, Inc.	8,235,106	354,192
Eli Lilly and Company	1,316,931	304,277
Ultragenyx Pharmaceutical, Inc.[2]	3,108,848	280,387
M3, Inc.[1]	3,754,200	268,011
Mettler-Toledo International, Inc.[2]	184,940	254,729
Sanofi[1]	2,273,228	218,831
CRISPR Therapeutics AG2	1,860,942	208,295
Grifols, SA, Class B (ADR)	11,485,475	167,803
Grifols, SA, Class A, non-registered shares[1]	1,566,332	38,192
Incyte Corp.[2]	2,930,522	201,561
Tandem Diabetes Care, Inc.[2]	1,668,149	199,144
Lonza Group AG1	245,054	183,592
Koninklijke Philips NV (EUR denominated)[1]	4,062,932	180,081
BioNTech SE (ADR)[2]	529,689	144,600
Amplifon SpA[1]	2,652,315	126,395
WuXi Biologics (Cayman), Inc.[1,2]	7,493,500	121,119
Olympus Corp.[1]	5,401,500	118,624
Carl Zeiss Meditec AG, non-registered shares[1]	567,136	109,019
Bayer AG1	1,948,564	106,278
Vir Biotechnology, Inc.[2]	2,200,302	95,757
Novartis AG1	1,166,607	95,709
Genmab A/S1,2	191,515	83,670
bioMérieux SA1	718,709	81,625
Shionogi & Co., Ltd.[1]	967,500	66,279
Straumann Holding AG1	28,592	51,166
Moderna, Inc.[2]	93,733	36,074
Merck KGaA[1]	153,707	33,425
WuXi AppTec Co., Ltd., Class H1	1,224,900	28,594
Teladoc Health, Inc.[2,3]	165,472	20,984
Viatris, Inc.	677,652	9,182
Allakos, Inc.[2]	72,017	7,624
		15,916,771

Financials 10.49%
JPMorgan Chase & Co.	12,536,079	2,052,031
AIA Group, Ltd.[1]	135,615,000	1,561,490
Moody’s Corp.	2,802,115	995,059
CME Group, Inc., Class A	4,744,894	917,568
London Stock Exchange Group PLC[1]	8,997,882	898,956
BlackRock, Inc.	1,046,342	877,525
Chubb, Ltd.	4,081,603	708,076
Bank of America Corp.	13,749,980	583,687
DNB Bank ASA[1,2]	25,068,170	569,127
Brookfield Asset Management, Inc., Class A	9,335,398	499,537
SVB Financial Group[2]	681,656	440,950
ICICI Bank, Ltd.[1]	22,240,773	209,057
ICICI Bank, Ltd. (ADR)	10,748,011	202,815
Hong Kong Exchanges and Clearing, Ltd.[1]	6,361,364	386,124
Arch Capital Group, Ltd.[2]	9,603,975	366,680
Aon PLC, Class A	1,225,745	350,281
UBS Group AG1	21,870,720	349,494
S&P Global, Inc.	759,400	322,661
DBS Group Holdings, Ltd.[1]	12,959,300	287,773
QBE Insurance Group, Ltd.[1]	31,886,099	266,011
Intercontinental Exchange, Inc.	2,022,450	232,218
Société Générale[1]	7,191,427	225,789
AXA SA1	8,011,824	222,889
Prudential PLC[1]	8,757,778	170,012
Macquarie Group, Ltd.[1]	1,217,801	159,779
Hiscox, Ltd.[1]	13,949,014	156,822
TMX Group, Ltd.	1,206,681	130,128
Citigroup, Inc.	1,724,072	120,995

8	New Perspective Fund

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Morgan Stanley	1,030,350	$100,263
Goldman Sachs Group, Inc.	212,743	80,423
Aviva PLC[1]	13,587,753	72,320
Banco Bilbao Vizcaya Argentaria, SA1	10,953,573	72,255
Skandinaviska Enskilda Banken AB, Class A1	4,435,876	62,502
Blackstone, Inc.	449,219	52,262
EQT AB1	1,191,786	49,090
Everest Re Group, Ltd.	131,122	32,883
Brookfield Asset Management Reinsurance Partners, Ltd., Class A3	3,699	206
		14,785,738

Communication services 9.45%
Facebook, Inc., Class A2	12,356,940	4,193,822
Alphabet, Inc., Class C2	703,546	1,875,168
Alphabet, Inc., Class A2	694,843	1,857,677
Netflix, Inc.[2]	3,008,667	1,836,310
Sea, Ltd., Class A (ADR)[2]	2,786,170	888,036
Cellnex Telecom, SA, non-registered shares[1]	8,919,582	549,820
América Móvil, SAB de CV, Series L (ADR)	30,155,790	532,853
Activision Blizzard, Inc.	4,673,410	361,675
Snap, Inc., Class A2	3,634,902	268,510
MTN Group, Ltd.[1,2]	25,870,227	242,799
Adevinta ASA[1,2]	11,187,029	191,424
Endeavor Group Holdings, Inc., Class A2,3	6,133,092	175,836
Z Holdings Corp.[1]	17,855,800	114,590
Electronic Arts, Inc.	787,823	112,068
Nintendo Co., Ltd.[1]	151,000	73,455
Pinterest, Inc., Class A2	1,018,350	51,885
		13,325,928

Industrials 8.35%
Carrier Global Corp.	20,990,469	1,086,467
DSV A/S1	4,392,979	1,048,808
Airbus SE, non-registered shares[1,2]	6,508,576	854,544
Honeywell International, Inc.	3,552,553	754,136
Safran SA1	5,389,863	675,781
Nidec Corp.[1]	5,645,232	626,255
Equifax, Inc.	1,944,528	492,782
Copart, Inc.[2]	3,350,310	464,755
ABB, Ltd.[1]	13,371,903	445,714
AB Volvo, Class B1	18,105,483	406,782
Ryanair Holdings PLC (ADR)[2]	3,487,272	383,809
ASSA ABLOY AB, Class B1	12,412,374	359,899
Spirax-Sarco Engineering PLC[1]	1,682,175	338,065
SMC Corp.[1]	500,700	313,252
Mitsui & Co., Ltd.[1,3]	12,138,400	263,321
IDEX Corp.	1,250,371	258,764
Caterpillar, Inc.	1,333,174	255,929
Komatsu, Ltd.[1]	9,647,800	231,987
Aalberts NV, non-registered shares[1]	3,929,492	224,402
Delta Air Lines, Inc.[2]	5,169,207	220,260
TransDigm Group, Inc.[2]	349,264	218,140
BAE Systems PLC[1]	28,237,893	213,434
Schneider Electric SE1	1,126,000	187,209
RELX PLC[1]	6,486,227	186,917
Uber Technologies, Inc.[2]	3,959,115	177,368
Lennox International, Inc.	579,527	170,479
Boeing Company[2]	603,546	132,744
Experian PLC[1]	3,087,237	128,246
Techtronic Industries Co., Ltd.[1]	6,387,016	125,208
Epiroc AB, Class A1	2,966,010	61,136
Epiroc AB, Class B1	3,201,420	56,565
Rockwell Automation	391,442	115,100
Chart Industries, Inc.[2]	292,000	55,804
Hitachi, Ltd.[1]	926,800	54,954
General Electric Co.	511,976	52,749

New Perspective Fund	9

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Recruit Holdings Co., Ltd.[1]	861,083	$52,505
NIBE Industrier AB, Class B1	4,102,133	51,526
Northrop Grumman Corp.	83,962	30,239
		11,776,035

Materials 5.08%
Vale SA, ordinary nominative shares (ADR)	59,438,673	829,170
Vale SA, ordinary nominative shares	23,145,036	324,028
Koninklijke DSM NV1	4,652,688	929,974
Shin-Etsu Chemical Co., Ltd.[1]	4,501,000	759,160
Sherwin-Williams Company	2,350,032	657,374
Sika AG1	1,954,502	618,199
Asahi Kasei Corp.[1]	37,407,373	399,276
Linde PLC	1,102,747	323,524
LyondellBasell Industries NV	3,416,180	320,609
Gerdau SA (ADR)	55,797,210	274,522
International Flavors & Fragrances, Inc.	2,036,147	272,274
Barrick Gold Corp.	15,057,724	271,792
LANXESS AG1	3,738,058	254,188
Dow, Inc.	3,463,693	199,370
Air Liquide SA, non-registered shares[1]	1,187,716	190,043
PPG Industries, Inc.	957,750	136,968
First Quantum Minerals, Ltd.	5,018,689	92,917
Alrosa PJSC[1]	44,278,441	80,580
Grupo México, SAB de CV, Series B	18,140,000	72,405
Rio Tinto PLC[1]	958,000	63,253
Air Products and Chemicals, Inc.	184,313	47,204
Chr. Hansen Holding A/S1	451,564	36,876
Impala Platinum Holdings, Ltd.[1]	820,367	9,178
		7,162,884

Consumer staples 4.76%
Nestlé SA1	10,401,782	1,251,531
Costco Wholesale Corp.	1,882,905	846,083
Carlsberg A/S, Class B1,3	3,707,281	603,083
Philip Morris International, Inc.	4,391,273	416,249
Bunge, Ltd.	5,082,085	413,275
Mondelez International, Inc.	7,091,799	412,601
Pernod Ricard SA1	1,837,920	401,929
L’Oréal SA, bonus shares[1]	686,197	283,209
L’Oréal SA, non-registered shares[1]	195,246	80,582
Anheuser-Busch InBev SA/NV1	5,012,237	283,081
Walgreens Boots Alliance, Inc.	6,014,411	282,978
British American Tobacco PLC[1]	6,601,449	230,320
Reckitt Benckiser Group PLC[1]	2,695,062	210,941
Unilever PLC (EUR denominated)[1]	1,805,722	97,396
Unilever PLC (GBP denominated)[1]	1,588,657	85,880
Constellation Brands, Inc., Class A	589,500	124,202
Coca-Cola HBC AG (CDI)[1]	3,850,671	123,767
KOSÉ Corp.[1]	907,300	108,750
Danone SA1	1,492,885	101,897
General Mills, Inc.	1,611,383	96,393
Monster Beverage Corp.[2]	1,074,992	95,492
Associated British Foods PLC[1]	2,602,245	64,658
Archer Daniels Midland Company	927,769	55,675
Shiseido Company, Ltd.[1]	323,400	21,796
Ocado Group PLC[1,2]	673,148	14,972
		6,706,740

Energy 2.26%
Reliance Industries, Ltd.[1]	30,552,281	1,033,199
Reliance Industries, Ltd., interim shares[1]	609,493	15,309
Gazprom PJSC (ADR)[1]	47,018,884	462,829
Rosneft Oil Company PJSC (GDR)[1]	38,895,679	324,290
TotalEnergies SE1	5,788,394	277,375
ConocoPhillips	3,438,027	232,995
Schlumberger, Ltd.	7,143,430	211,731
TC Energy Corp. (CAD denominated)[3]	3,522,645	169,541

10	New Perspective Fund

Common stocks (continued)	Shares	Value (000)
Energy (continued)
EOG Resources, Inc.	1,790,734	$143,742
Neste OYJ[1]	2,408,000	135,905
Baker Hughes Co., Class A	5,148,585	127,325
LUKOIL Oil Co. PJSC (ADR)[1]	580,473	55,264
		3,189,505

Utilities 1.19%
Ørsted AS1	4,995,190	659,068
Enel SpA[1]	46,775,991	359,124
AES Corp.	11,370,944	259,599
Engie SA1	15,140,093	198,706
Sempra Energy	1,553,864	196,564
		1,673,061

Real estate 0.56%
Equinix, Inc. REIT	435,062	343,756
Goodman Logistics (HK), Ltd. REIT[1]	16,610,188	257,847
American Tower Corp. REIT	344,868	91,531
ESR Cayman, Ltd.[1,2]	29,256,400	88,319
		781,453

Total common stocks (cost: $65,662,387,000)		135,717,865

Preferred securities 0.14%
Consumer discretionary 0.08%
Volkswagen AG, nonvoting preferred shares[1]	485,124	108,675

Health care 0.04%
Grifols, SA, Class B, nonvoting non-registered preferred shares[1]	3,828,089	56,431

Information technology 0.02%
Samsung Electronics Co., Ltd., nonvoting preferred shares[1]	596,200	34,897

Total preferred securities (cost: $198,308,000)		200,003

Rights & warrants 0.00%
Consumer discretionary 0.00%
Cie. Financière Richemont SA, Class A, warrants, expire 2023[2]	4,281,771	2,021

Total rights & warrants (cost: $0)		2,021

Short-term securities 3.84%
Money market investments 3.77%
Capital Group Central Cash Fund 0.06%[4,5]	53,132,154	5,313,747

Money market investments purchased with collateral from securities on loan 0.07%
Capital Group Central Cash Fund 0.06%[4,5,6]	298,247	29,828
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[4,6]	17,628,054	17,628
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.03%[4,6]	16,600,000	16,600
BlackRock Liquidity Funds – FedFund, Institutional Shares 0.03%[4,6]	12,400,000	12,400
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[4,6]	8,300,000	8,300

New Perspective Fund	11

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan (continued)
Fidelity Investments Money Market Government Portfolio, Class I 0.01%[4,6]	7,200,000	$7,200
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 0.03%[4,6]	7,200,000	7,200
RBC Funds Trust – U.S. Government Money Market Fund, RBC Institutional Class 1 0.03%[4,6]	4,600,000	4,600
		103,756

Total short-term securities (cost: $5,416,686,000)		5,417,503
Total investment securities 100.26% (cost: $71,277,381,000)		141,337,392
Other assets less liabilities (0.26)%		(369,893)

Net assets 100.00%		$140,967,499

Investments in affiliates5

	Value of affiliates at 10/1/2020 (000)	Additions (000)		Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (000)	Value of affiliates at 9/30/2021 (000)	Dividend income (000)
Common stocks 0.00%
Information technology 0.00%
Smartsheet, Inc., Class A2,7	$332,914	$—		$66,270	$24,851	$108,373	$—	$—
Consumer discretionary 0.00%
Hilton Grand Vacations, Inc.[2,7]	114,473	—		654	407	144,590	—	—
Health care 0.00%
Ultragenyx Pharmaceutical, Inc.[2,7]	306,251	—		77,485	31,419	20,202	—	—
Industrials 0.00%
Aggreko PLC[1,2,7]	78,371	—		180,830	(21,817)	124,276	—	—
PageGroup PLC[1,2,7]	82,071	—		117,243	21,679	13,493	—	—
							—
Total common stocks							—
Short-term securities 3.79%
Money market investments 3.77%
Capital Group Central Cash Fund 0.06%[4]	4,763,291	15,137,243		14,586,852	(50)	115	5,313,747	4,177
Money market investments purchased with collateral from securities on loan 0.02%
Capital Group Central Cash Fund 0.06%[4,6]	—	29,828	[8]				29,828	—	[9]
Total short-term securities							5,343,575
Total 3.79%					$56,489	$411,049	$5,343,575	$4,177

12	New Perspective Fund

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $48,084,460,000, which represented 34.11% of the net assets of the fund. This amount includes $47,801,251,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	All or a portion of this security was on loan. The total value of all such securities was $340,613,000, which represented .24% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[4]	Rate represents the seven-day yield at 9/30/2021.
[5]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[6]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[7]	Unaffiliated issuer at 9/30/2021.
[8]	Represents net activity. Refer to Note 5 for more information on securities lending.
[9]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

EUR = Euros

GBP = British pounds

GDR = Global Depositary Receipts

See notes to financial statements.

New Perspective Fund	13

Financial statements

Statement of assets and liabilities
at September 30, 2021	(dollars in thousands)

Assets:
Investment securities, at value (includes $340,613 of investment securities on loan):
Unaffiliated issuers (cost: $65,934,623)	$135,993,817
Affiliated issuers (cost: $5,342,758)	5,343,575	$141,337,392
Cash		23,805
Cash denominated in currencies other than U.S. dollars (cost: $1)		8
Receivables for:
Sales of investments	29,841
Sales of fund’s shares	137,255
Dividends and interest	228,470
Securities lending income	15	395,581
		141,756,786
Liabilities:
Collateral for securities on loan		103,756
Payables for:
Purchases of investments	385,825
Repurchases of fund’s shares	96,651
Investment advisory services	44,009
Services provided by related parties	27,568
Trustees’ deferred compensation	7,782
U.S. and non-U.S. taxes	121,177
Other	2,519	685,531
Net assets at September 30, 2021		$140,967,499

Net assets consist of:
Capital paid in on shares of beneficial interest		$61,320,356
Total distributable earnings		79,647,143
Net assets at September 30, 2021		$140,967,499

See notes to financial statements.

14	New Perspective Fund

Financial statements (continued)

Statement of assets and liabilities
at September 30, 2021 (continued)	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (2,114,685 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$64,660,220	968,304		$66.78
Class C	1,650,641	26,178		63.06
Class T	17	—	*	66.82
Class F-1	1,853,726	27,966		66.29
Class F-2	19,109,951	286,875		66.61
Class F-3	11,300,773	168,847		66.93
Class 529-A	3,398,088	51,614		65.84
Class 529-C	121,556	1,933		62.88
Class 529-E	109,973	1,694		64.94
Class 529-T	22	—	*	66.78
Class 529-F-1	13	—	*	65.65
Class 529-F-2	260,561	3,902		66.78
Class 529-F-3	13	—	*	66.74
Class R-1	76,628	1,226		62.49
Class R-2	663,574	10,513		63.12
Class R-2E	78,619	1,207		65.16
Class R-3	1,769,726	27,298		64.83
Class R-4	2,544,049	38,720		65.70
Class R-5E	360,273	5,435		66.28
Class R-5	2,062,948	30,865		66.84
Class R-6	30,946,128	462,108		66.97

*	Amount less than one thousand.

See notes to financial statements.

New Perspective Fund	15

Financial statements (continued)

Statement of operations
for the year ended September 30, 2021	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $90,254; also includes $4,177 from affiliates)	$1,621,479
Interest	13,781
Securities lending income (net of fees)	6,815	$1,642,075
Fees and expenses*:
Investment advisory services	489,422
Distribution services	201,115
Transfer agent services	77,654
Administrative services	40,101
Reports to shareholders	2,579
Registration statement and prospectus	2,200
Trustees’ compensation	2,211
Auditing and legal	448
Custodian	9,700
Other	2,518
Total fees and expenses before waiver/reimbursement	827,948
Less waiver/reimbursement of fees and expenses:
Investment advisory services waiver	63
Transfer agent services reimbursement	— †
Total fees and expenses after waiver/reimbursement		827,885
Net investment income		814,190

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	11,281,884
Affiliated issuers	56,489
In-kind redemptions	240,643
Currency transactions	(4,139)	11,574,877
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $63,735):
Unaffiliated issuers	19,803,861
Affiliated issuers	411,049
Currency translations	(1,271)	20,213,639
Net realized gain and unrealized appreciation		31,788,516

Net increase in net assets resulting from operations		$32,602,706

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

16	New Perspective Fund

Financial statements (continued)

Statements of changes in net assets

(dollars in thousands)

	Year ended September 30,
	2021	2020
Operations:
Net investment income	$814,190	$654,223
Net realized gain	11,574,877	3,902,132
Net unrealized appreciation	20,213,639	18,189,461
Net increase in net assets resulting from operations	32,602,706	22,745,816

Distributions paid to shareholders	(5,300,914)	(3,547,007)

Net capital share transactions	2,082,922	3,079,332

Total increase in net assets	29,384,714	22,278,141

Net assets:
Beginning of year	111,582,785	89,304,644
End of year	$140,967,499	$111,582,785

See notes to financial statements.

New Perspective Fund	17

Notes to financial statements

1. Organization

New Perspective Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

18	New Perspective Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

In-kind redemptions — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains/losses resulting from redemptions of shares in-kind are reflected separately in the fund’s statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

New Perspective Fund	19

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of September 30, 2021 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$22,027,521	$12,026,793	$—	$34,054,314
Consumer discretionary	19,302,793	7,042,643	—	26,345,436
Health care	12,071,592	3,845,179	—	15,916,771
Financials	9,066,248	5,719,490	—	14,785,738
Communication services	12,153,840	1,172,088	—	13,325,928
Industrials	4,869,525	6,906,510	—	11,776,035
Materials	3,822,157	3,340,727	—	7,162,884
Consumer staples	2,742,948	3,963,792	—	6,706,740
Energy	885,334	2,304,171	—	3,189,505
Utilities	456,163	1,216,898	—	1,673,061
Real estate	435,287	346,166	—	781,453
Preferred securities	—	200,003	—	200,003
Rights & warrants	2,021	—	—	2,021
Short-term securities	5,417,503	—	—	5,417,503
Total	$93,252,932	$48,084,460	$—	$141,337,392

20	New Perspective Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

New Perspective Fund	21

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of September 30, 2021, the total value of securities on loan was $340,613,000, and the total value of collateral received was $357,408,000. Collateral received includes cash of $103,756,000 and U.S. government securities of $253,652,000. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Collateral — The fund receives highly liquid assets, such as cash or U.S. government securities, as collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event the borrower cannot meet its contractual obligation. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended September 30, 2021, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended September 30, 2021, the fund recognized $41,575,000 in reclaims (net of $17,703,000 in fees and the effect of realized gain or loss from currency translations) and $11,193,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended September 30, 2021, the fund reclassified $805,872,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

22	New Perspective Fund

As of September 30, 2021, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$587,237
Undistributed long-term capital gains	9,084,325
Gross unrealized appreciation on investments	70,769,529
Gross unrealized depreciation on investments	(902,805)
Net unrealized appreciation on investments	69,866,724
Cost of investments	71,470,668

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended September 30, 2021						Year ended September 30, 2020
					Total						Total
	Ordinary		Long-term		distributions		Ordinary		Long-term		distributions
Share class	income		capital gains		paid		income		capital gains		paid
Class A	$72,537		$2,283,311		$2,355,848		$451,802		$1,191,209		$1,643,011
Class C	—		64,882		64,882		4,387		40,662		45,049
Class T	—	*	1		1		—	*	—	*	—	*
Class F-1	1,528		81,396		82,924		16,936		47,437		64,373
Class F-2	51,643		643,271		694,914		135,265		295,152		430,417
Class F-3	35,746		357,168		392,914		76,567		155,358		231,925
Class 529-A	3,187		122,632		125,819		22,064		61,464		83,528
Class 529-C	—		5,292		5,292		524		6,752		7,276
Class 529-E	—		4,188		4,188		647		2,331		2,978
Class 529-T	—	*	1		1		—	*	—	*	—	*
Class 529-F-1	—	*	—	*	—	*	1,819		4,105		5,924
Class 529-F-2†	620		8,374		8,994
Class 529-F-3†	—	*	1		1
Class R-1	—		3,173		3,173		155		1,995		2,150
Class R-2	—		26,217		26,217		1,614		14,879		16,493
Class R-2E	—		3,155		3,155		407		1,887		2,294
Class R-3	—		71,423		71,423		10,371		41,201		51,572
Class R-4	2,663		97,168		99,831		20,128		54,912		75,040
Class R-5E	872		11,398		12,270		1,720		3,809		5,529
Class R-5	6,943		76,886		83,829		21,030		44,270		65,300
Class R-6	115,755		1,149,483		1,265,238		269,130		545,018		814,148
Total	$291,494		$5,009,420		$5,300,914		$1,034,566		$2,512,441		$3,547,007

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.352% on such assets in excess of $89 billion. On December 10, 2020, the fund’s board of trustees approved an amended investment advisory and service agreement effective February 1, 2021, decreasing the annual rate to 0.350% on daily net assets in excess of $115 billion. CRMC waived investment advisory services fees of $63,000 in advance of the amended investment advisory agreement. CRMC does not intend to recoup this waiver. As a result, the fees shown on the fund’s statement of operations of $489,422,000 were reduced to $489,359,000, both of which were equivalent to an annualized rate of 0.366% of average daily net assets.

New Perspective Fund	23

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of September 30, 2021, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended September 30, 2021, CRMC reimbursed transfer agent services fees of less than $1,000 for Class 529-F-3 shares. CRMC does not intend to recoup this reimbursement.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

24	New Perspective Fund

For the year ended September 30, 2021, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution		Transfer agent		Administrative		529 plan
Share class	services		services		services		services
Class A	$149,582		$43,660		$18,366		Not applicable
Class C	16,090		1,156		486		Not applicable
Class T	—		—	*	—	*	Not applicable
Class F-1	4,907		2,400		590		Not applicable
Class F-2	Not applicable		18,499		5,271		Not applicable
Class F-3	Not applicable		221		3,033		Not applicable
Class 529-A	7,500		2,101		973		$1,939
Class 529-C	1,252		84		38		76
Class 529-E	535		38		33		65
Class 529-T	—		—	*	—	*	—	*
Class 529-F-1	—	*	7		5		9
Class 529-F-2†	Not applicable		146		65		130
Class 529-F-3†	Not applicable		—	*	—	*	—	*
Class R-1	756		72		23		Not applicable
Class R-2	4,882		2,229		195		Not applicable
Class R-2E	480		161		24		Not applicable
Class R-3	8,896		2,647		534		Not applicable
Class R-4	6,235		2,469		748		Not applicable
Class R-5E	Not applicable		463		96		Not applicable
Class R-5	Not applicable		1,008		608		Not applicable
Class R-6	Not applicable		293		9,013		Not applicable
Total class-specific expenses	$201,115		$77,654		$40,101		$2,219

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $2,211,000 in the fund’s statement of operations reflects $474,000 in current fees (either paid in cash or deferred) and a net increase of $1,737,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended September 30, 2021, the fund engaged in such purchase and sale transactions with related funds in the amounts of $1,288,938,000 and $999,354,000, respectively, which generated $249,186,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended September 30, 2021.

New Perspective Fund	25

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended September 30, 2021

Class A	$4,845,776	76,906		$2,301,515		38,571		$(5,942,231)	(94,739)	$1,205,060	20,738
Class C	251,881	4,221		64,349		1,135		(383,023)	(6,403)	(66,793)	(1,047)
Class T	—	—		—		—		—	—	—	—
Class F-1	249,033	4,016		81,101		1,369		(707,223)	(11,178)	(377,089)	(5,793)
Class F-2	4,616,699	73,686		661,320		11,128		(3,709,773)	(59,072)	1,568,246	25,742
Class F-3	2,921,159	46,248		389,189		6,523		(1,789,777)	(28,326)	1,520,571	24,445
Class 529-A	339,337	5,466		125,801		2,138		(423,235)	(6,770)	41,903	834
Class 529-C	23,765	400		5,289		94		(53,029)	(890)	(23,975)	(396)
Class 529-E	10,888	178		4,187		72		(18,466)	(296)	(3,391)	(46)
Class 529-T	—	—		1		—	[2]	—	—	1	— [2]
Class 529-F-1	4,541	84		—	[2]	—	[2]	(178,950)	(3,473)	(174,409)	(3,389)
Class 529-F-2[3]	233,643	4,270		8,992		151		(33,214)	(519)	209,421	3,902
Class 529-F-3[3]	10	—	[2]	1		—	[2]	—	—	11	— [2]
Class R-1	11,249	189		3,145		56		(22,051)	(376)	(7,657)	(131)
Class R-2	119,789	2,012		26,201		462		(181,942)	(3,080)	(35,952)	(606)
Class R-2E	18,381	307		3,155		54		(27,498)	(447)	(5,962)	(86)
Class R-3	297,140	4,899		71,343		1,228		(521,635)	(8,550)	(153,152)	(2,423)
Class R-4	325,662	5,323		99,826		1,699		(563,478)	(9,186)	(137,990)	(2,164)
Class R-5E	137,241	2,259		12,269		207		(71,770)	(1,154)	77,740	1,312
Class R-5	255,199	4,090		83,756		1,405		(435,743)	(6,986)	(96,788)	(1,491)
Class R-6	5,727,091	90,738		1,260,974		21,122		(8,444,938)	(134,015)	(1,456,873)	(22,155)
Total net increase (decrease)	$20,388,484	325,292		$5,202,414		87,414		$(23,507,976)	(375,460)	$2,082,922	37,246

26	New Perspective Fund

	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended September 30, 2020

Class A	$3,519,638	75,821	$1,604,011	34,084		$(5,432,481)	(118,494)	$(308,832)	(8,589)
Class C	217,259	4,944	44,539	988		(571,025)	(12,659)	(309,227)	(6,727)
Class T	—	—	—	—		—	—	—	—
Class F-1	339,536	7,345	62,989	1,348		(586,688)	(12,878)	(184,163)	(4,185)
Class F-2	4,183,905	90,972	407,407	8,694		(3,137,503)	(69,005)	1,453,809	30,661
Class F-3	2,103,915	45,227	229,518	4,881		(1,161,026)	(25,129)	1,172,407	24,979
Class 529-A	366,357	7,720	83,508	1,798		(372,370)	(7,976)	77,495	1,542
Class 529-C	24,028	545	7,273	161		(189,064)	(4,039)	(157,763)	(3,333)
Class 529-E	8,951	199	2,978	65		(18,860)	(408)	(6,931)	(144)
Class 529-T	—	—	1	—	[2]	—	—	1	— [2]
Class 529-F-1	36,227	776	5,923	128		(34,265)	(740)	7,885	164
Class R-1	8,254	192	2,134	48		(25,029)	(564)	(14,641)	(324)
Class R-2	100,434	2,256	16,456	365		(162,251)	(3,693)	(45,361)	(1,072)
Class R-2E	14,465	315	2,293	50		(25,825)	(568)	(9,067)	(203)
Class R-3	238,054	5,273	51,531	1,121		(496,936)	(10,967)	(207,351)	(4,573)
Class R-4	316,370	7,105	75,032	1,619		(589,579)	(12,920)	(198,177)	(4,196)
Class R-5E	102,696	2,272	5,529	119		(48,720)	(1,042)	59,505	1,349
Class R-5	222,992	4,739	65,245	1,389		(448,450)	(9,838)	(160,213)	(3,710)
Class R-6	4,881,455	108,768	813,086	17,281		(3,784,585)	(80,869)	1,909,956	45,180
Total net increase (decrease)	$16,684,536	364,469	$3,479,453	74,139		$(17,084,657)	(371,789)	$3,079,332	66,819

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $27,733,160,000 and $30,677,031,000, respectively, during the year ended September 30, 2021.

New Perspective Fund	27

Financial highlights

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class A:
9/30/2021	$53.81	$.32	$15.15	$15.47	$(.08)	$(2.42)	$(2.50)	$66.78	29.31%		$64,660		.72%		.72%		.50%
9/30/2020	44.52	.27	10.76	11.03	(.48)	(1.26)	(1.74)	53.81	25.33		50,986		.75		.75		.57
9/30/2019	46.89	.37	.12	.49	(.45)	(2.41)	(2.86)	44.52	2.55		42,567		.75		.75		.85
9/30/2018	43.54	.38	5.34	5.72	(.19)	(2.18)	(2.37)	46.89	13.48		43,958		.74		.74		.85
9/30/2017	37.41	.39	7.11	7.50	(.29)	(1.08)	(1.37)	43.54	20.87		40,527		.75		.75		.98
Class C:
9/30/2021	51.23	(.15)	14.40	14.25	—	(2.42)	(2.42)	63.06	28.36		1,651		1.47		1.47		(.25)
9/30/2020	42.46	(.08)	10.25	10.17	(.14)	(1.26)	(1.40)	51.23	24.39		1,395		1.49		1.49		(.18)
9/30/2019	44.80	.03	.14	.17	(.10)	(2.41)	(2.51)	42.46	1.76		1,442		1.52		1.52		.07
9/30/2018	41.82	.02	5.14	5.16	—	(2.18)	(2.18)	44.80	12.62		1,576		1.53		1.53		.06
9/30/2017	35.98	.07	6.85	6.92	—	(1.08)	(1.08)	41.82	19.88		1,448		1.55		1.55		.18
Class T:
9/30/2021	53.83	.46	15.15	15.61	(.20)	(2.42)	(2.62)	66.82	29.60	[5]	—	[6]	.50	[5]	.50	[5]	.73	[5]
9/30/2020	44.53	.38	10.76	11.14	(.58)	(1.26)	(1.84)	53.83	25.62	[5]	—	[6]	.50	[5]	.50	[5]	.82	[5]
9/30/2019	46.91	.46	.11	.57	(.54)	(2.41)	(2.95)	44.53	2.80	[5]	—	[6]	.53	[5]	.53	[5]	1.07	[5]
9/30/2018	43.57	.47	5.34	5.81	(.29)	(2.18)	(2.47)	46.91	13.71	[5]	—	[6]	.53	[5]	.53	[5]	1.04	[5]
9/30/2017[7,8]	38.61	.27	4.69	4.96	—	—	—	43.57	12.85	[5,9]	—	[6]	.27	[5,9]	.27	[5,9]	.64	[5,9]
Class F-1:
9/30/2021	53.43	.27	15.06	15.33	(.05)	(2.42)	(2.47)	66.29	29.24		1,854		.78		.78		.43
9/30/2020	44.21	.24	10.69	10.93	(.45)	(1.26)	(1.71)	53.43	25.27		1,804		.79		.79		.52
9/30/2019	46.57	.33	.12	.45	(.40)	(2.41)	(2.81)	44.21	2.47		1,677		.82		.82		.78
9/30/2018	43.26	.36	5.30	5.66	(.17)	(2.18)	(2.35)	46.57	13.40		1,795		.81		.81		.79
9/30/2017	37.19	.35	7.07	7.42	(.27)	(1.08)	(1.35)	43.26	20.76		1,717		.83		.83		.91
Class F-2:
9/30/2021	53.67	.45	15.10	15.55	(.19)	(2.42)	(2.61)	66.61	29.60		19,110		.51		.51		.72
9/30/2020	44.40	.38	10.73	11.11	(.58)	(1.26)	(1.84)	53.67	25.61		14,016		.53		.53		.80
9/30/2019	46.81	.46	.09	.55	(.55)	(2.41)	(2.96)	44.40	2.74		10,234		.54		.54		1.07
9/30/2018	43.47	.47	5.33	5.80	(.28)	(2.18)	(2.46)	46.81	13.71		8,560		.54		.54		1.05
9/30/2017	37.38	.47	7.08	7.55	(.38)	(1.08)	(1.46)	43.47	21.09		5,611		.55		.55		1.19
Class F-3:
9/30/2021	53.90	.53	15.16	15.69	(.24)	(2.42)	(2.66)	66.93	29.72		11,301		.41		.41		.83
9/30/2020	44.58	.43	10.77	11.20	(.62)	(1.26)	(1.88)	53.90	25.74		7,784		.42		.42		.91
9/30/2019	46.98	.51	.08	.59	(.58)	(2.41)	(2.99)	44.58	2.85		5,324		.44		.44		1.18
9/30/2018	43.63	.52	5.34	5.86	(.33)	(2.18)	(2.51)	46.98	13.81		4,260		.45		.45		1.16
9/30/2017[7,10]	37.16	.36	6.11	6.47	—	—	—	43.63	17.41	[9]	2,478		.45	[11]	.45	[11]	1.27	[11]
Class 529-A:
9/30/2021	53.09	.29	14.94	15.23	(.06)	(2.42)	(2.48)	65.84	29.26		3,398		.76		.76		.46
9/30/2020	43.94	.25	10.61	10.86	(.45)	(1.26)	(1.71)	53.09	25.27		2,696		.79		.79		.53
9/30/2019	46.31	.33	.12	.45	(.41)	(2.41)	(2.82)	43.94	2.47		2,163		.82		.82		.78
9/30/2018	43.05	.35	5.27	5.62	(.18)	(2.18)	(2.36)	46.31	13.41		2,227		.82		.82		.78
9/30/2017	37.01	.35	7.03	7.38	(.26)	(1.08)	(1.34)	43.05	20.76		1,893		.82		.82		.91

See end of table for footnotes.

28	New Perspective Fund

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
9/30/2021	$51.12	$(.18)	$14.36	$14.18	$—	$(2.42)	$(2.42)	$62.88	28.30%		$121		1.52%		1.52%		(.30)%
9/30/2020	42.35	(.11)	10.24	10.13	(.10)	(1.26)	(1.36)	51.12	24.35		119		1.54		1.54		(.24)
9/30/2019	44.66	.01	.15	.16	(.06)	(2.41)	(2.47)	42.35	1.71		240		1.57		1.57		.02
9/30/2018	41.72	(.01)	5.13	5.12	—	(2.18)	(2.18)	44.66	12.54		286		1.58		1.58		(.03)
9/30/2017	35.92	.05	6.83	6.88	—	(1.08)	(1.08)	41.72	19.80		393		1.60		1.60		.13
Class 529-E:
9/30/2021	52.46	.14	14.76	14.90	—	(2.42)	(2.42)	64.94	28.94		110		1.00		1.00		.23
9/30/2020	43.44	.14	10.49	10.63	(.35)	(1.26)	(1.61)	52.46	24.99		91		1.01		1.01		.30
9/30/2019	45.79	.23	.14	.37	(.31)	(2.41)	(2.72)	43.44	2.24		82		1.04		1.04		.55
9/30/2018	42.58	.24	5.22	5.46	(.07)	(2.18)	(2.25)	45.79	13.15		89		1.05		1.05		.55
9/30/2017	36.62	.26	6.96	7.22	(.18)	(1.08)	(1.26)	42.58	20.47		84		1.06		1.06		.67
Class 529-T:
9/30/2021	53.80	.43	15.14	15.57	(.17)	(2.42)	(2.59)	66.78	29.53	[5]	—	[6]	.55	[5]	.55	[5]	.68	[5]
9/30/2020	44.51	.36	10.75	11.11	(.56)	(1.26)	(1.82)	53.80	25.55	[5]	—	[6]	.56	[5]	.56	[5]	.77	[5]
9/30/2019	46.89	.44	.11	.55	(.52)	(2.41)	(2.93)	44.51	2.73	[5]	—	[6]	.57	[5]	.57	[5]	1.03	[5]
9/30/2018	43.56	.45	5.34	5.79	(.28)	(2.18)	(2.46)	46.89	13.65	[5]	—	[6]	.59	[5]	.59	[5]	.99	[5]
9/30/2017[7,8]	38.61	.26	4.69	4.95	—	—	—	43.56	12.82	[5,9]	—	[6]	.29	[5,9]	.29	[5,9]	.62	[5,9]
Class 529-F-1:
9/30/2021	52.99	(.02)	15.34	15.32	(.24)	(2.42)	(2.66)	65.65	29.51	[5]	—	[6]	.51	[5]	.51	[5]	(.04)[5]
9/30/2020	43.86	.35	10.60	10.95	(.56)	(1.26)	(1.82)	52.99	25.55		180		.56		.56		.76
9/30/2019	46.28	.43	.09	.52	(.53)	(2.41)	(2.94)	43.86	2.72		142		.59		.59		1.03
9/30/2018	43.00	.45	5.27	5.72	(.26)	(2.18)	(2.44)	46.28	13.67		119		.59		.59		1.00
9/30/2017	36.98	.44	7.01	7.45	(.35)	(1.08)	(1.43)	43.00	21.02		97		.61		.61		1.13
Class 529-F-2:
9/30/2021[7,12]	52.26	.44	16.68	17.12	(.18)	(2.42)	(2.60)	66.78	33.39	[9]	260		.54	[11]	.54	[11]	.75	[11]
Class 529-F-3:
9/30/2021[7,12]	52.26	.48	16.67	17.15	(.25)	(2.42)	(2.67)	66.74	33.44	[9]	—	[6]	.52	[11]	.47	[11]	.82	[11]
Class R-1:
9/30/2021	50.81	(.17)	14.27	14.10	—	(2.42)	(2.42)	62.49	28.29		77		1.50		1.50		(.28)
9/30/2020	42.09	(.09)	10.17	10.08	(.10)	(1.26)	(1.36)	50.81	24.38		69		1.52		1.52		(.21)
9/30/2019	44.41	.02	.15	.17	(.08)	(2.41)	(2.49)	42.09	1.73		71		1.54		1.54		.05
9/30/2018	41.49	.02	5.08	5.10	—	(2.18)	(2.18)	44.41	12.59		88		1.54		1.54		.04
9/30/2017	35.70	.07	6.80	6.87	—	(1.08)	(1.08)	41.49	19.89		85		1.54		1.54		.18

See end of table for footnotes.

New Perspective Fund	29

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income (loss) to average net assets[3]
Class R-2:
9/30/2021	$51.30	$(.17)	$14.41	$14.24	$—	$(2.42)	$(2.42)	$63.12	28.30%	$663	1.50%	1.50%	(.28)%
9/30/2020	42.52	(.09)	10.27	10.18	(.14)	(1.26)	(1.40)	51.30	24.38	571	1.52	1.52	(.20)
9/30/2019	44.85	.02	.15	.17	(.09)	(2.41)	(2.50)	42.52	1.73	518	1.54	1.54	.06
9/30/2018	41.87	.02	5.14	5.16	—	(2.18)	(2.18)	44.85	12.60	570	1.54	1.54	.05
9/30/2017	36.03	.07	6.85	6.92	— [13]	(1.08)	(1.08)	41.87	19.87	557	1.55	1.55	.18
Class R-2E:
9/30/2021	52.74	.01	14.83	14.84	—	(2.42)	(2.42)	65.16	28.69	79	1.21	1.21	.02
9/30/2020	43.68	.04	10.55	10.59	(.27)	(1.26)	(1.53)	52.74	24.73	68	1.23	1.23	.09
9/30/2019	46.02	.16	.13	.29	(.22)	(2.41)	(2.63)	43.68	2.05	65	1.24	1.24	.38
9/30/2018	42.85	.15	5.26	5.41	(.06)	(2.18)	(2.24)	46.02	12.92	60	1.24	1.24	.33
9/30/2017	37.01	.20	7.00	7.20	(.28)	(1.08)	(1.36)	42.85	20.26	53	1.24	1.24	.51
Class R-3:
9/30/2021	52.40	.10	14.75	14.85	—	(2.42)	(2.42)	64.83	28.88	1,770	1.06	1.06	.16
9/30/2020	43.39	.11	10.48	10.59	(.32)	(1.26)	(1.58)	52.40	24.91	1,557	1.07	1.07	.25
9/30/2019	45.73	.21	.13	.34	(.27)	(2.41)	(2.68)	43.39	2.21	1,488	1.09	1.09	.50
9/30/2018	42.52	.22	5.22	5.44	(.05)	(2.18)	(2.23)	45.73	13.09	1,728	1.09	1.09	.49
9/30/2017	36.57	.25	6.95	7.20	(.17)	(1.08)	(1.25)	42.52	20.44	1,750	1.09	1.09	.64
Class R-4:
9/30/2021	52.98	.29	14.92	15.21	(.07)	(2.42)	(2.49)	65.70	29.26	2,544	.76	.76	.47
9/30/2020	43.85	.25	10.60	10.85	(.46)	(1.26)	(1.72)	52.98	25.30	2,166	.77	.77	.55
9/30/2019	46.23	.34	.11	.45	(.42)	(2.41)	(2.83)	43.85	2.49	1,977	.79	.79	.81
9/30/2018	42.96	.35	5.28	5.63	(.18)	(2.18)	(2.36)	46.23	13.44	2,149	.79	.79	.80
9/30/2017	36.94	.37	7.01	7.38	(.28)	(1.08)	(1.36)	42.96	20.80	2,092	.79	.79	.95
Class R-5E:
9/30/2021	53.43	.43	15.03	15.46	(.19)	(2.42)	(2.61)	66.28	29.54	360	.55	.55	.69
9/30/2020	44.22	.36	10.68	11.04	(.57)	(1.26)	(1.83)	53.43	25.56	220	.56	.56	.76
9/30/2019	46.69	.48	.05	.53	(.59)	(2.41)	(3.00)	44.22	2.72	123	.57	.57	1.13
9/30/2018	43.40	.31	5.47	5.78	(.31)	(2.18)	(2.49)	46.69	13.68	36	.57	.57	.68
9/30/2017	37.30	.47	7.04	7.51	(.33)	(1.08)	(1.41)	43.40	20.98	2	.59	.59	1.17
Class R-5:
9/30/2021	53.84	.48	15.16	15.64	(.22)	(2.42)	(2.64)	66.84	29.65	2,063	.46	.46	.77
9/30/2020	44.53	.40	10.77	11.17	(.60)	(1.26)	(1.86)	53.84	25.68	1,742	.46	.46	.85
9/30/2019	46.92	.48	.10	.58	(.56)	(2.41)	(2.97)	44.53	2.82	1,606	.49	.49	1.11
9/30/2018	43.56	.50	5.34	5.84	(.30)	(2.18)	(2.48)	46.92	13.79	1,798	.49	.49	1.10
9/30/2017	37.44	.49	7.10	7.59	(.39)	(1.08)	(1.47)	43.56	21.16	1,691	.49	.49	1.24
Class R-6:
9/30/2021	53.94	.52	15.17	15.69	(.24)	(2.42)	(2.66)	66.97	29.71	30,946	.41	.41	.81
9/30/2020	44.61	.43	10.78	11.21	(.62)	(1.26)	(1.88)	53.94	25.74	26,119	.42	.42	.91
9/30/2019	47.00	.51	.09	.60	(.58)	(2.41)	(2.99)	44.61	2.88	19,586	.44	.44	1.18
9/30/2018	43.64	.52	5.34	5.86	(.32)	(2.18)	(2.50)	47.00	13.82	16,772	.44	.44	1.15
9/30/2017	37.51	.51	7.11	7.62	(.41)	(1.08)	(1.49)	43.64	21.22	12,727	.45	.45	1.29

See end of table for footnotes.

30	New Perspective Fund

Financial highlights (continued)

	Year ended September 30,
	2021	2020		2019	2018	2017
Portfolio turnover rate for all share classes[14]	22%	26%	[15]	20%	23%	28%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During the period shown, CRMC reimbursed a portion of transfer agent services fees for Class 529-F-3 shares.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Class F-3 shares began investment operations on January 27, 2017.
[11]	Annualized.
[12]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[13]	Amount less than $.01.
[14]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.
[15]	Includes the value of securities sold due to redemptions of shares in-kind. The rates would have been 25% for the year ended September 30, 2020, if the value of securities sold due to in-kind redemptions were excluded.

See notes to financial statements.

New Perspective Fund	31

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of New Perspective Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of New Perspective Fund (the “Fund”), including the investment portfolio, as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
November 9, 2021

We have served as the auditor of one or more American Funds investment companies since 1956.

32	New Perspective Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2021, through September 30, 2021).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

New Perspective Fund	33

Expense example (continued)

	Beginning account value 4/1/2021	Ending account value 9/30/2021	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,080.43	$3.76	.72%
Class A – assumed 5% return	1,000.00	1,021.46	3.65	.72
Class C – actual return	1,000.00	1,076.31	7.65	1.47
Class C – assumed 5% return	1,000.00	1,017.70	7.44	1.47
Class T – actual return	1,000.00	1,081.55	2.56	.49
Class T – assumed 5% return	1,000.00	1,022.61	2.48	.49
Class F-1 – actual return	1,000.00	1,080.20	4.07	.78
Class F-1 – assumed 5% return	1,000.00	1,021.16	3.95	.78
Class F-2 – actual return	1,000.00	1,081.51	2.71	.52
Class F-2 – assumed 5% return	1,000.00	1,022.46	2.64	.52
Class F-3 – actual return	1,000.00	1,082.12	2.14	.41
Class F-3 – assumed 5% return	1,000.00	1,023.01	2.08	.41
Class 529-A – actual return	1,000.00	1,080.24	3.96	.76
Class 529-A – assumed 5% return	1,000.00	1,021.26	3.85	.76
Class 529-C – actual return	1,000.00	1,076.17	7.96	1.53
Class 529-C – assumed 5% return	1,000.00	1,017.40	7.74	1.53
Class 529-E – actual return	1,000.00	1,078.72	5.21	1.00
Class 529-E – assumed 5% return	1,000.00	1,020.05	5.06	1.00
Class 529-T – actual return	1,000.00	1,081.30	2.87	.55
Class 529-T – assumed 5% return	1,000.00	1,022.31	2.79	.55
Class 529-F-1 – actual return	1,000.00	1,081.19	3.03	.58
Class 529-F-1 – assumed 5% return	1,000.00	1,022.16	2.94	.58
Class 529-F-2 – actual return	1,000.00	1,081.46	2.77	.53
Class 529-F-2 – assumed 5% return	1,000.00	1,022.41	2.69	.53
Class 529-F-3 – actual return	1,000.00	1,081.66	2.40	.46
Class 529-F-3 – assumed 5% return	1,000.00	1,022.76	2.33	.46
Class R-1 – actual return	1,000.00	1,076.14	7.75	1.49
Class R-1 – assumed 5% return	1,000.00	1,017.60	7.54	1.49
Class R-2 – actual return	1,000.00	1,076.20	7.81	1.50
Class R-2 – assumed 5% return	1,000.00	1,017.55	7.59	1.50
Class R-2E – actual return	1,000.00	1,077.91	6.30	1.21
Class R-2E – assumed 5% return	1,000.00	1,019.00	6.12	1.21
Class R-3 – actual return	1,000.00	1,078.51	5.52	1.06
Class R-3 – assumed 5% return	1,000.00	1,019.75	5.37	1.06
Class R-4 – actual return	1,000.00	1,080.04	3.96	.76
Class R-4 – assumed 5% return	1,000.00	1,021.26	3.85	.76
Class R-5E – actual return	1,000.00	1,081.39	2.87	.55
Class R-5E – assumed 5% return	1,000.00	1,022.31	2.79	.55
Class R-5 – actual return	1,000.00	1,081.74	2.40	.46
Class R-5 – assumed 5% return	1,000.00	1,022.76	2.33	.46
Class R-6 – actual return	1,000.00	1,082.10	2.14	.41
Class R-6 – assumed 5% return	1,000.00	1,023.01	2.08	.41

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

34	New Perspective Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2021:

Long-term capital gains	$5,009,420,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$1,095,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2022, to determine the calendar year amounts to be included on their 2021 tax returns. Shareholders should consult their tax advisors.

New Perspective Fund	35

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36	New Perspective Fund

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New Perspective Fund	37

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Vanessa C. L. Chang, 1952	2000	Former Director, EL & EL Investments (real estate)	16	Edison International/Southern California Edison; Transocean Ltd.
Pablo R. González Guajardo, 1967	2014	CEO, Kimberly-Clark de México, SAB de CV	16	América Móvil, SAB de CV (telecommunications company); Grupo Lala, SAB de CV (dairy company); Grupo Sanborns, SAB de CV (retail stores and restaurants; Kimberly-Clark de México, SAB de CV (consumer staples)
Martin E. Koehler, 1957	2015	Independent management consultant	6	None
Pascal Millaire, 1983	2019	CEO and Director, CyberCube Analytics, Inc. (cyber risk software for insurers); former Vice President and General Manager, Symantec Corporation (cybersecurity company)	3	None
William I. Miller, 1956 Chair of the Board (Independent and Non-Executive)	1992	President, The Wallace Foundation	3	Cummins, Inc.
Josette Sheeran, 1954	2015	Executive Chair, The McCain Institute; President Emeritus and former CEO, Asia Society; former United Nations Special Envoy for Haiti	7	Canoo Inc.
Christopher E. Stone, 1956	2020	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government; former President, Open Society Foundations	9	None
Amy Zegart, PhD, 1967	2019	Senior Fellow, Hoover Institution, Stanford University; Senior Fellow, Freeman Spogli Institute, Stanford University	6	Kratos Defense & Security Solutions

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Joanna F. Jonsson, 1963 Co-President and Trustee	2008	Partner — Capital World Investors, Capital Research and Management Company; Vice Chair, President and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	3	None
Carl M. Kawaja, 1964 Trustee	2019	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]; Chairman and Director, Capital Research and Management Company	3	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

38	New Perspective Fund

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Robert W. Lovelace, 1962 Co-President	2001	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[7]; Vice Chairman of the Board, President and Director, The Capital Group Companies, Inc.[7]; Chief Executive Officer and Director, Capital Research and Management Company
Walt Burkley, 1966 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[7]; Director, Capital Research and Management Company
Michael W. Stockton, 1967 Executive Vice President	2013	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Noriko Honda Chen, 1967 Senior Vice President	2015	Partner — Capital International Investors, Capital Research and Management Company; President and Director, Capital Research Company[7]; Director, The Capital Group Companies, Inc.[7]
Brady L. Enright, 1967 Senior Vice President	2008	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]; Director, The Capital Group Companies, Inc.[7]
Jonathan Knowles, PhD, 1961 Senior Vice President	1998	Partner — Capital World Investors, Capital International, Inc.[7]
Andraz Razen, 1975 Senior Vice President	2019	Partner — Capital World Investors, Capital Research Company[7]
Steven T. Watson, 1955 Senior Vice President	2019	Partner — Capital International Investors, Capital International, Inc.[7]; Director, Capital International, Inc.[7]
Jennifer L. Butler, 1966 Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2010	Senior Vice President — Investment Operations, Capital Research and Management Company
Michael R. Tom, 1988 Assistant Secretary	2021	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

New Perspective Fund	39

Office of the fund
333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Dechert LLP
One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

40	New Perspective Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

New Perspective Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of New Perspective Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2021, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MCSI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 98% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2020.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2020. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2020. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 66% of the time, based on the 20-year period ended December 31, 2020, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Pablo R. González Guajardo, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

NPF

Registrant:

a) Audit Fees:
Audit	2020	209,000
	2021	119,000

b) Audit-Related Fees:
	2020	21,000
	2021	21,000

c) Tax Fees:
	2020	18,000
	2021	12,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2020	None
	2021	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2020	1,873,000
	2021	1,400,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2020	68,000
	2021	1,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2020	2,000
	2021	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were, $1,981,000 for fiscal year 2020 and $1,436,000 for fiscal year 2021. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW PERSPECTIVE FUND

By __/s/ Walter R. Burkley________________
Walter R. Burkley, Principal Executive Officer

Date: November 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Walter R. Burkley_____________
Walter R. Burkley, Principal Executive Officer

Date: November 30, 2021

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: November 30, 2021